       THE UNIVERSAL INSTITUTIONAL FUND, INC. - U.S. REAL ESTATE PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         JANUARY 1, 2009 - JUNE 30, 2009

                                                           AMOUNT OF    % OF
                                   OFFERING      TOTAL       SHARES   OFFERING % OF FUNDS
   SECURITY     PURCHASE/  SIZE OF PRICE OF    AMOUNT OF   PURCHASED PURCHASED    TOTAL
   PURCHASED   TRADE DATE OFFERING  SHARES     OFFERING     BY FUND   BY FUND    ASSETS      BROKERS    PURCHASED FROM
-------------- ---------- -------- -------- -------------- --------- --------- ---------- ------------- --------------

   Prologis     04/08/09     --     $ 6.600 $1,003,200,000   399,640   0.26%      0.56%      Merrill     Merrill Lynch
                                                                                          Lynch & Co.,
                                                                                              Citi,
                                                                                            Deutsche
                                                                                              Bank
                                                                                           Securities,
                                                                                            ABN AMRO
                                                                                          Incorporated,
                                                                                            Barclays
                                                                                            Capital,
                                                                                          J.P. Morgan,
                                                                                             Morgan
                                                                                          Stanley, UBS
                                                                                           Investment
                                                                                              Bank,
                                                                                             CALYON,
                                                                                              Daiwa
                                                                                           Securities
                                                                                             America
                                                                                            Inc., ING
                                                                                           Wholesale,
                                                                                             Scotia
                                                                                             Capital

  Duke Realty   04/16/09     --     $ 7.650 $  500,310,000   117,640   0.18%      0.16%      Merrill     Merrill Lynch
     Corp.                                                                                 Lynch & Co.,
                                                                                          J.P. Morgan,
                                                                                              Morgan
                                                                                             Stanley,
                                                                                             Deutsche
                                                                                              Bank
                                                                                           Securities,
                                                                                              Morgan
                                                                                             Keegan &
                                                                                             Company,
                                                                                            Inc., UBS
                                                                                            Investment
                                                                                              Bank,
                                                                                            Wachovia
                                                                                           Securities,
                                                                                             Scotia
                                                                                            Capital,
                                                                                            Citi, ABN
                                                                                            AMRO, PNC
                                                                                             Capital
                                                                                          Markets LLC,
                                                                                           RBC Capital
                                                                                            Markets,
                                                                                            SunTrust
                                                                                            Robinson
                                                                                            Humphrey,
                                                                                             Scotia
                                                                                             Capital

    Regency     04/21/09     --     $32.500 $  282,750,000     9,820   0.11%      0.27%    J.P. Morgan,   J.P. Morgan
 Centers Corp.                                                                              Wachovia
                                                                                           Securities,
                                                                                             Merrill
                                                                                          Lynch & Co.,
                                                                                              Citi,
                                                                                            Mitsubishi
                                                                                               UFJ
                                                                                           Securities,
                                                                                           PNC Capital
                                                                                          Markets LLC,
                                                                                            Comerica
                                                                                           Securities,
                                                                                             Mizuho
                                                                                           Securities
                                                                                            USA Inc.,
                                                                                           RBC Capital
                                                                                            Markets,
                                                                                              Daiwa
                                                                                           Securities
                                                                                             America
                                                                                          Inc., Morgan
                                                                                            Keegan &
                                                                                            Company,
                                                                                              Inc.,
                                                                                            SunTrust
                                                                                            Robinson
                                                                                            Humphrey

    Camden      05/06/09     --     $27.500 $  247,500,000    42,800   0.47%      0.19%      Merrill     Merrill Lynch
Property Trust                                                                             Lynch & Co.,
                                                                                           J.P. Morgan,
                                                                                             Deutsche
                                                                                               Bank
                                                                                           Securities,
                                                                                              Morgan
                                                                                             Keegan &
                                                                                             Company,
                                                                                           Inc., Credit
                                                                                           Suisse, ING
                                                                                            Wholesale,
                                                                                             Wachovia
                                                                                           Securities,
                                                                                           PNC Capital
                                                                                           Markets LLC,
                                                                                              Morgan
                                                                                            Stanley,
                                                                                              Piper
                                                                                             Jaffray,
                                                                                              Scotia
                                                                                             Capital,
                                                                                            SunTrust,
                                                                                            Robinson
                                                                                             Humphrey

    Simon       05/07/09     --     $50.000 $1,000,000,000    86,700   0.43%      0.77%      Merrill     Merrill Lynch
   Property                                                                                Lynch & Co.,
  Group Inc.                                                                               J.P. Morgan,
                                                                                              Morgan
                                                                                             Stanley,
                                                                                           Citi, Credit
                                                                                           Suisse, ABN
                                                                                               AMRO
                                                                                          Incorporated,
                                                                                              Calyon
                                                                                            Securities
                                                                                           (USA) Inc.,
                                                                                              Daiwa
                                                                                            Securities
                                                                                             America
                                                                                            Inc., ING
                                                                                            Wholesale,
                                                                                           PNC Capital
                                                                                           Markets LLC,
                                                                                              Piper
                                                                                             Jaffray,
                                                                                              Scotia
                                                                                            Capital,
                                                                                              Morgan
                                                                                             Keegan &
                                                                                             Company,
                                                                                           Inc., Stifel
                                                                                            Nicolaus,
                                                                                             SunTrust
                                                                                             Robinson
                                                                                             Humphrey

 Forest City    05/14/09     --     $ 6.600 $  300,300,000   86,4260   1.89%      1.82%      Merrill     Merrill Lynch
 Enterprises                                                                               Lynch & Co.,
     Inc.                                                                                    Goldman,
                                                                                           Sachs & Co.,
                                                                                              Morgan
                                                                                             Stanley,
                                                                                             Barclays
                                                                                             Capital,
                                                                                             KeyBanc,
                                                                                              Capital
                                                                                           Markets, UBS
                                                                                            Investment
                                                                                            Bank, PNC
                                                                                             Capital
                                                                                           Markets LLC,
                                                                                             ABN AMRO
                                                                                          Incorporated,
                                                                                              Calyon
                                                                                            Securities
                                                                                           (USA) Inc.,
                                                                                           BMO Capital
                                                                                             Markets,
                                                                                             Comerica
                                                                                           Securities,
                                                                                            Inc., BNY
                                                                                              Mellon
                                                                                             Capital
                                                                                           Markets,LLC,
                                                                                               ING
                                                                                            Wholesale,
                                                                                              Keefe,
                                                                                            Bruyette &
                                                                                           Woods, Piper
                                                                                           Jaffray, RBC
                                                                                             Capital
                                                                                             Markets